UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2007

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01   Other Events.

The Company issued a press release on August 3, 2007, announcing that it will host an investment community presentation on Thursday, August 9, 2007 at 10:30 a.m. Central Time, and inviting investors to attend a live webcast of the presentation.  The presentation will provide an update on the Company’s strategic initiatives. Instructions to access the live event are posted on the Company’s website at www.xeta.com under the Investor Relations page, and are contained in the press release, a copy of which is attached to this report as an Exhibit and incorporated herein.  An archived copy of the webcast will be available on the Company’s website following the event.

Item 9.01   Financial Statements and Exhibits.

(d)                     Exhibits

 99.1—Press Release dated August 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: August 7, 2007	By:	/s/ Robert B. Wagner
Robert Wagner, Chief Financial Officer